Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES RECORD SECOND QUARTER RESULTS;

RAISES 2006 EARNINGS GUIDANCE

•	Record Net Income of $156 million
•	Record Earnings of $0.36 per share, or $0.37(1) per share excluding $0.01(1) per share of acquisition-related integration expenses

•	Record Total Net Revenue of $611 million
•	Record Enterprise Net Interest Spread of 291 basis points
•	Record Operating Margin of 43 percent(2)

•	Total Client Assets of $181 billion
•	Raises and narrows 2006 earnings guidance to $1.42 - $1.52 per share, excluding $0.05 of acquisition-related integration expenses, resulting in $1.37 - $1.47 per share on a GAAP basis

New York, July 19, 2006 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced record results for its second quarter ended June 30, 2006, reporting net income of $156 million, or $0.36 per share compared to $102 million, or $0.27 per share a year ago. As previously indicated, the results in the second quarter of 2006 include approximately $8 million, or $0.01 per share, of acquisition-related integration expenses. Excluding these expenses, the Company generated earnings of $0.37 per share. Total net revenue for the second quarter increased 58 percent year over year to a record $611 million. Net interest income after provision for loan losses increased 71 percent year over year to $334 million – representing 55 percent of total net revenue. Enterprise net interest spread increased to 291 basis points as the Company continued to benefit from strong organic growth in customer cash and growth in higher yielding assets. Non-interest income increased 45 percent year over year to $277 million. Operating margin expanded 700 basis points year over year to a record 43 percent.

The Company also raised its 2006 earnings guidance for the second time this year to a range of $1.42 - $1.52 per share from the previous range of $1.35 - $1.50. As previously indicated, this range excludes $0.05 per share of acquisition-related integration expenses. Of this $0.05, $0.04 was realized through the first and second quarters, and the Company expects to realize an additional $0.01 in the third quarter. Including these expenses, the Company now expects to earn $1.37 - $1.47 per share on a GAAP basis in 2006, up from the previous range of $1.30 - $1.45.

(more)

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

“The strength of our second quarter results demonstrates the flexibility of our model, particularly amid an environment filled with significant macroeconomic uncertainty,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “As retail customers respond to the market environment, they are increasingly looking for value from a broader set of financial solutions. Through our compelling value proposition across investing, trading, banking and lending products, we remain ideally positioned to capitalize on short-term market opportunities and long-term secular growth trends.”

Other selected highlights from the second quarter of 2006:

•	Generated $1.7 billion in Total Deposit growth:
o	Sweep Deposit Account balances up $400 million
o	Transaction account balances up $400 million
o	Certificates of Deposit balances up $900 million

•	Recorded an 82 percent increase in international DARTs year over year
•	Increased options trades to 12.4 percent of U.S. DARTs, up from 12.2 percent in the first quarter and 10.0 percent in the year ago period

•	Repurchased 2 million shares at an average price of $23.79
•	Announced the acquisition of Retirement Advisors of America, a Texas-based asset management firm with over $1 billion in assets under management

•	Continued our phased launch of E*TRADE Complete functionality – introduced the Intelligent Investing Optimizer and Risk Analyzer, enabling customers to evaluate their investment choices against various market scenarios

•	Opened three new retail center locations including Farmington, MI; Garden City, NY; and Torrance, CA – increasing total center locations to 20 nationwide

Historical monthly metric data from January 2003 to June 2006 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for Retail and Institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2006 E*TRADE FINANCIAL Corporation.    All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

Financial Statements

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenue:
Interest income	$660,373	$387,749	$1,254,667	$724,270
Interest expense	(315,771)	(179,640)	(585,276)	(328,431)

Net interest income	344,602	208,109	669,391	395,839
Provision for loan losses	(10,270)	(12,997)	(20,467)	(25,037)

Net interest income after provision for loan losses	334,332	195,112	648,924	370,802

Commission	167,296	98,939	343,165	208,833
Service charges and fees	33,640	34,453	65,630	67,746
Principal transactions	31,590	21,753	62,282	51,754
Gain on sales of loans and securities, net	11,107	17,256	22,735	62,271
Other revenue	33,393	20,174	66,971	43,678

Total non-interest income	277,026	192,575	560,783	434,282

Total net revenue	611,358	387,687	1,209,707	805,084

Expense excluding interest:
Compensation and benefits	125,641	84,928	241,629	177,388
Clearing and servicing	64,138	42,811	127,426	85,790
Advertising and market development	30,420	26,482	65,201	53,064
Communications	27,834	19,402	59,242	36,440
Professional services	23,219	16,763	50,974	36,465
Depreciation and amortization	18,827	17,791	37,616	34,867
Occupancy and equipment	20,428	16,972	40,932	34,424
Amortization of other intangibles	11,972	4,386	23,304	9,369
Facility restructuring and other exit activities	2,884	407	2,631	964
Other	25,208	16,416	56,213	42,788

Total expense excluding interest	350,571	246,358	705,168	511,559

Income before other income (expense), income taxes, minority interest and discontinued operations	260,787	141,329	504,539	293,525

Other income (expense):
Corporate interest income	2,188	2,425	4,149	4,387
Corporate interest expense	(36,114)	(11,625)	(76,622)	(23,192)
Gain on sales and impairment of investments	15,290	30,607	32,906	46,144
Loss on early extinguishment of debt	(568)	-	(703)	-
Equity in income (loss) of investments and venture funds	189	1,398	(818)	4,039

Total other income (expense)	(19,015)	22,805	(41,088)	31,378

Income before income taxes, minority interest and discontinued operations	241,772	164,134	463,451	324,903
Income tax expense	85,080	54,745	163,775	113,256
Minority interest in subsidiaries	-	6	-	58

Net income from continuing operations	156,692	109,383	299,676	211,589

Discontinued operations, net of tax:
Loss from discontinued operations	(208)	(5,225)	(721)	(15,437)
Loss on disposal of discontinued operations	-	(2,591)	-	(2,591)

Net loss from discontinued operations	(208)	(7,816)	(721)	(18,028)

Net income	$156,484	$101,567	$298,955	$193,561

Basic earnings per share from continuing operations	$0.37	$0.30	$0.72	$0.58
Basic loss per share from discontinued operations	(0.00)	(0.02)	(0.00)	(0.05)

Basic net earnings per share	$0.37	$0.28	$0.72	$0.53

Diluted earnings per share from continuing operations	$0.36	$0.29	$0.69	$0.56
Diluted loss per share from discontinued operations	(0.00)	(0.02)	(0.00)	(0.05)

Diluted net earnings per share	$0.36	$0.27	$0.69	$0.51

Shares used in computation of per share data:
Basic	421,929	365,180	418,324	365,643
Diluted	439,460	376,345	435,918	377,511

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005
Revenue:
Interest income	$660,373	$594,294	$387,749
Interest expense	(315,771)	(269,505)	(179,640)

Net interest income	344,602	324,789	208,109
Provision for loan losses	(10,270)	(10,197)	(12,997)

Net interest income after provision for loan losses	334,332	314,592	195,112
Commission	167,296	175,869	98,939
Service charges and fees	33,640	31,990	34,453
Principal transactions	31,590	30,692	21,753
Gain on sales of loans and securities, net	11,107	11,628	17,256
Other revenue	33,393	33,578	20,174

Total non-interest income	277,026	283,757	192,575

Total net revenue	611,358	598,349	387,687

Expense excluding interest:
Compensation and benefits	125,641	115,988	84,928
Clearing and servicing	64,138	63,288	42,811
Advertising and market development	30,420	34,781	26,482
Communications	27,834	31,408	19,402
Professional services	23,219	27,755	16,763
Depreciation and amortization	18,827	18,789	17,791
Occupancy and equipment	20,428	20,504	16,972
Amortization of other intangibles	11,972	11,332	4,386
Facility restructuring and other exit activities	2,884	(253)	407
Other	25,208	31,005	16,416

Total expense excluding interest	350,571	354,597	246,358

Income before other income (expense), income taxes, minority interest and discontinued operations	260,787	243,752	141,329
Other income (expense):
Corporate interest income	2,188	1,961	2,425
Corporate interest expense	(36,114)	(40,508)	(11,625)
Gain on sales and impairment of investments	15,290	17,616	30,607
Loss on early extinguishment of debt	(568)	(135)	-
Equity in income (loss) of investments and venture funds	189	(1,007)	1,398

Total other income (expense)	(19,015)	(22,073)	22,805

Income before income taxes, minority interest and discontinued operations	241,772	221,679	164,134
Income tax expense	85,080	78,695	54,745
Minority interest in subsidiaries	-	-	6

Net income from continuing operations	156,692	142,984	109,383
Discontinued operations, net of tax:
Loss from discontinued operations	(208)	(513)	(5,225)
Loss on disposal of discontinued operations	-	-	(2,591)

Net loss from discontinued operations	(208)	(513)	(7,816)

Net income	$156,484	$142,471	$101,567

Basic earnings per share from continuing operations	$0.37	$0.34	$0.30
Basic loss per share from discontinued operations	(0.00)	(0.00)	(0.02)

Basic net earnings per share	$0.37	$0.34	$0.28

Diluted earnings per share from continuing operations	$0.36	$0.33	$0.29
Diluted loss per share from discontinued operations	(0.00)	(0.00)	(0.02)

Diluted net earnings per share	$0.36	$0.33	$0.27

Shares used in computation of per share data:
Basic	421,929	414,679	365,180
Diluted	439,460	432,302	376,345

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheet

(Dollars in thousands, except share amounts)

(Unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Cash and equivalents	$876,405	$844,188
Cash and investments required to be segregated under Federal or other regulations	268,834	610,174
Trading securities	122,017	146,657
Available-for-sale mortgage-backed and investment securities	14,741,457	12,763,438
Loans held-for-sale, net	145,135	87,371
Brokerage receivables, net	8,058,148	7,174,175
Loans receivable, net	20,871,740	19,424,895
Property and equipment, net	302,701	299,256
Goodwill	2,019,197	2,003,456
Other intangibles, net	503,979	532,108
Other assets	983,186	681,968

Total assets	$48,892,799	$44,567,686

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits	$21,202,870	$15,948,015
Securities sold under agreements to repurchase	10,184,813	11,101,542
Brokerage payables	7,854,477	7,342,208
Other borrowings	3,489,708	4,206,996
Senior notes	1,391,250	1,401,947
Mandatory convertible notes	438,083	435,589
Convertible subordinated notes	-	185,165
Accounts payable, accrued and other liabilities	484,613	546,664

Total liabilities	45,045,814	41,168,126

Shareholders’ equity:
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 425,924,023 at June 30, 2006 and 416,582,164 at December 31, 2005	4,259	4,166
Additional paid-in-capital	3,187,067	2,990,676
Retained earnings	879,385	580,430
Accumulated other comprehensive loss	(223,726)	(175,712)

Total shareholders’ equity	3,846,985	3,399,560

Total liabilities and shareholders’ equity	$48,892,799	$44,567,686

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

Segment Reporting

	Three Months Ended June 30, 2006
	Retail	Institutional	Eliminations(3)	Total
Revenue:	(Dollars in thousands)
Interest income	$372,732	$503,168	$(215,527)	$660,373
Interest expense	(144,026)	(387,272)	215,527	(315,771)

Net interest income	228,706	115,896	-	344,602
Provision for loan losses	-	(10,270)	-	(10,270)

Net interest income after provision for loan losses	228,706	105,626	-	334,332

Commission	127,567	39,729	-	167,296
Service charges and fees	27,803	5,837	-	33,640
Principal transactions	-	31,590	-	31,590
Gain on sales of loans and securities, net	8,958	2,149	-	11,107
Other revenue	35,152	1,751	(3,510)	33,393

Total non-interest income	199,480	81,056	(3,510)	277,026

Total net revenue	428,186	186,682	(3,510)	611,358

Expense excluding interest:
Compensation and benefits	80,352	45,289	-	125,641
Clearing and servicing	20,124	47,524	(3,510)	64,138
Advertising and market development	28,388	2,032	-	30,420
Communications	24,520	3,314	-	27,834
Professional services	18,168	5,051	-	23,219
Depreciation and amortization	14,570	4,257	-	18,827
Occupancy and equipment	18,483	1,945	-	20,428
Amortization of other intangibles	9,814	2,158	-	11,972
Facility restructuring and other exit activities	2,824	60	-	2,884
Other	21,452	3,756	-	25,208

Total expense excluding interest	238,695	115,386	(3,510)	350,571

Segment income	$189,491	$71,296	$-	$260,787

	Three Months Ended March 31, 2006
	Retail	Institutional	Eliminations(3)	Total
Revenue:	(Dollars in thousands)
Interest income	$318,202	$453,476	$(177,384)	$594,294
Interest expense	(112,282)	(334,607)	177,384	(269,505)

Net interest income	205,920	118,869	-	324,789
Provision for loan losses	-	(10,197)	-	(10,197)

Net interest income after provision for loan losses	205,920	108,672	-	314,592

Commission	135,864	40,005	-	175,869
Service charges and fees	26,924	5,066	-	31,990
Principal transactions	-	30,692	-	30,692
Gain on sales of loans and securities, net	8,727	2,901	-	11,628
Other revenue	35,719	1,836	(3,977)	33,578

Total non-interest income	207,234	80,500	(3,977)	283,757

Total net revenue	413,154	189,172	(3,977)	598,349

Expense excluding interest:
Compensation and benefits	71,207	44,781	-	115,988
Clearing and servicing	17,365	49,900	(3,977)	63,288
Advertising and market development	33,055	1,726	-	34,781
Communications	28,483	2,925	-	31,408
Professional services	22,318	5,437	-	27,755
Depreciation and amortization	14,568	4,221	-	18,789
Occupancy and equipment	18,987	1,517	-	20,504
Amortization of other intangibles	9,873	1,459	-	11,332
Facility restructuring and other exit activities	375	(628)	-	(253)
Other	19,589	11,416	-	31,005

Total expense excluding interest	235,820	122,754	(3,977)	354,597

Segment income	$177,334	$66,418	$-	$243,752

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

	Three Months Ended June 30, 2005
	Retail	Institutional	Eliminations(3)	Total
Revenue:	(Dollars in thousands)
Interest income	$153,639	$330,965	$(96,855)	$387,749
Interest expense	(55,174)	(221,321)	96,855	(179,640)

Net interest income	98,465	109,644	-	208,109
Provision for loan losses	-	(12,997)	-	(12,997)

Net interest income after provision for loan losses	98,465	96,647	-	195,112

Commission	71,316	27,623	-	98,939
Service charges and fees	30,175	4,278	-	34,453
Principal transactions	-	21,753	-	21,753
Gain on sales of loans and securities, net	17,834	(578)	-	17,256
Other revenue	26,725	1,418	(7,969)	20,174

Total non-interest income	146,050	54,494	(7,969)	192,575

Total net revenue	244,515	151,141	(7,969)	387,687

Expense excluding interest:
Compensation and benefits	54,901	30,027	-	84,928
Clearing and servicing	10,257	40,523	(7,969)	42,811
Advertising and market development	24,294	2,188	-	26,482
Communications	16,782	2,620	-	19,402
Professional services	12,718	4,045	-	16,763
Depreciation and amortization	14,071	3,720	-	17,791
Occupancy and equipment	13,908	3,064	-	16,972
Amortization of other intangibles	2,120	2,266	-	4,386
Facility restructuring and other exit activities	435	(28)	-	407
Other	5,040	11,376	-	16,416

Total expense excluding interest	154,526	99,801	(7,969)	246,358

Segment income	$89,989	$51,340	$-	$141,329

2006 GAAP Earnings Guidance and Key Driver Assumptions

				2H06 Estimate		FY2006 Estimate
	Q106A	Q206A	1H06A	Low	High	Low	High
Earnings per share (excluding $0.05 of acquisition-related integration expenses)	$0.36	$0.37	$0.73	$0.69	$0.79	$1.42	$1.52
GAAP earnings per share	$0.33	$0.36	$0.69	$0.68	$0.78	$1.37	$1.47

DARTs (in thousands)	181	166	173	140	160	157	167
Average commission per revenue trade	$12.10	$12.23	$12.16	$12.15	$12.25	$12.16	$12.20
Average margin debt ($B)	$6.6	$7.0	$6.8	$7.0	$7.1	$6.9	$7.0
Enterprise cash, end of period ($B)	$30.4	$30.7	$30.7	$32.0	$34.5	$32.0	$34.5
Average enterprise net interest spread (basis points)(4)	286	291	290	285	300	287	295
Average enterprise interest-earning assets ($B)	$41.3	$44.1	$42.7	$45.0	$50.0	$43.9	$46.4

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

Key Performance Metrics(5)

Corporate Metrics	Qtr ended 6/30/06	Qtr ended 3/31/06	Qtr ended 6/30/06 vs. 3/31/06	Qtr ended 6/30/05	Qtr ended 6/30/06 vs. 6/30/05

Operating margin %(2)
Consolidated	43%	41%	2%	36%	7%
Retail	44%	43%	1%	37%	7%
Institutional	38%	35%	3%	34%	4%

Employees	4,140	3,823	8%	3,131	32%
Consultants and other	565	702	(20)%	375	51%

Total headcount	4,705	4,525	4%	3,506	34%

Revenue per headcount	$129,938	$132,232	(2)%	$110,578	18%

Revenue per compensation and benefits dollar	$4.87	$5.16	(6)%	$4.56	7%

Book value per share	$9.03	$8.61	5%	$6.23	45%
Tangible book value per share	$3.11	$2.58	21%	$4.82	(35)%

Cash & equivalents ($MM)	$876.4	$823.2	6%	$1,095.4	(20)%
Free cash ($MM)	$650.8	$650.7	0%	$727.6	(11)%

Enterprise net interest spread (basis points)(4)	291	286	2%	245	19%
Enterprise interest-earning assets, average ($MM)	$44,064	$41,343	7%	$32,076	37%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$156.7	$143.0	10%	$109.4	43%
Tax expense	85.1	78.7	8%	54.7	56%
Depreciation & amortization	30.8	30.1	2%	22.2	39%
Corporate interest expense	36.1	40.5	(11)%	11.6	211%

EBITDA	$308.7	$292.3	6%	$197.9	56%

Interest coverage	8.5	7.2	19%	17.0	(50)%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

Key Performance Metrics(5)

Retail Metrics	Qtr ended 6/30/06	Qtr ended 3/31/06	Qtr ended 6/30/06 vs. 3/31/06	Qtr ended 6/30/05	Qtr ended 6/30/06 vs. 6/30/05

Trading days	63.0	62.0	2%	64.0	(2)%

Daily Average Revenue Trades (DARTs)
- US	142,621	159,199	(10)%	68,256	109%
- International	22,981	21,960	5%	12,613	82%

Total DARTs	165,602	181,159	(9)%	80,869	105%

Total retail trades (MM)	10.4	11.2	(7)%	5.2	100%

Retail average commission per trade	$12.23	$12.10	1%	$13.78	(11)%

End of period margin debt ($B)	$7.15	$6.81	5%	$2.26	216%
Average margin debt ($B)	$6.99	$6.63	5%	$2.17	222%

Gross new trading/investing accounts	169,595	190,027	(11)%	142,010	19%
Gross new deposit/lending accounts	97,739	80,632	21%	62,099	57%
Inactive accounts	(164,166)	(155,680)	(5)%	(115,957)	(42)%
Customer closed accounts	(61,689)	(64,323)	4%	(61,972)	0%

Net new retail accounts	41,479	50,656	(18)%	26,180	58%

End of period trading/investing accounts	3,626,963	3,634,803	0%	2,990,586	21%
End of period deposit/lending accounts	748,950	699,631	7%	653,602	15%

End of period retail accounts	4,375,913	4,334,434	1%	3,644,188	20%

Net new customers	11,040	(14,671)	175%	5,176	113%
End of period total retail customers	3,415,642	3,404,602	0%	2,901,201	18%

End of period assets per customer	$52,906	$56,569	(6)%	$33,344	59%
Consolidated net revenue per customer	$179	$176	2%	$134	34%
Consolidated segment income per customer	$76	$72	6%	$49	55%
Products per customer	2.1	2.1	0%	2.0	5%

Total Retail Client Assets ($B)
Security holdings	$121.6	$127.8	(5)%	$52.4	132%
Cash (including money market funds)	10.1	11.5	(12)%	6.1	66%
Unexercised options (vested)	28.4	34.4	(17)%	25.6	11%

Client assets in trading/investing accounts	160.1	173.7	(8)%	84.1	90%

Sweep Deposit Account	10.5	10.1	4%	6.4	64%
Transaction accounts	6.1	5.7	7%	4.0	53%
CDs	4.0	3.1	29%	2.2	82%

Client assets in deposit accounts	20.6	18.9	9%	12.6	63%

Total retail client assets	$180.7	$192.6	(6)%	$96.7	87%

Total customer cash and deposits	$30.7	$30.4	1%	$18.7	64%

Unexercised options (unvested) ($B)	$16.5	$21.8	(24)%	$16.0	3%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

Key Performance Metrics(5)

Institutional Metrics	Qtr ended 6/30/06	Qtr ended 3/31/06	Qtr ended 6/30/06 vs. 3/31/06	Qtr ended 6/30/05	Qtr ended 6/30/06 vs. 6/30/05

Market Making
Equity shares traded (MM)	69,537	90,871	(23)%	30,584	127%
Average revenue capture per 1,000 equity shares	$0.387	$0.277	40%	$0.515	(25)%
% of Bulletin Board equity shares to total equity shares	92.7%	94.1%	(1)%	87.8%	5%

End of Period Enterprise Loans Receivable Detail ($MM)
Mortgage and home equity loans, net	$17,256	$15,755	10%	$11,672	48%
Margin receivables	7,146	6,814	5%	2,260	216%
Consumer loans, net	3,610	3,777	(4)%	4,131	(13)%
Other	151	97	56%	29	421%

Total enterprise loans receivable, net	$28,163	$26,443	7%	$18,092	56%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.15%	0.18%	(0.03)%	0.27%	(0.12)%
Provision as a % of average held-for-investment loans, net (annualized)	0.20%	0.21%	(0.01)%	0.37%	(0.17)%
Allowance as a % of total ending gross held-for-investment loans	0.32%	0.33%	(0.01)%	0.35%	(0.03)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.22%	0.21%	0.01%	0.15%	0.07%
Total loan loss allowance as a % of total non-performing loans, net	144%	158%	(14)%	239%	(95)%
Tier 1 Capital Ratio(6)	5.85%	6.03%	(0.18)%	5.93%	(0.08)%
Risk Weighted Capital Ratio(6)	11.01%	11.21%	(0.20)%	11.03%	(0.02)%

Activity in Allowance for Loan Losses

	Three Months Ended June 30, 2006
	Mortgage	Consumer	Total
	(Dollars in thousands)
Allowance for loan losses, ending 3/31/06	$31,401	$33,108	$64,509
Provision for loan losses	6,033	4,237	10,270
Charge-offs, net	(2,973)	(4,685)	(7,658)

Allowance for loan losses, ending 6/30/06	$34,461	$32,660	$67,121

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

Average Enterprise Balance Sheet Data

	Three Months Ended
	June 30, 2006			March 31, 2006
	Average Balance	Interest Inc./Exp.	Average Yield/Cost	Average Balance	Interest Inc./Exp.	Average Yield/Cost
Average interest-earning assets:	(Dollars in thousands)
Loans, net(7)	$20,419,936	$303,499	5.95%	$19,571,064	$281,270	5.75%
Margin receivables	6,982,867	123,390	7.09%	6,477,585	104,904	6.57%
Mortgage-backed and related available-for-sale securities	11,715,510	147,374	5.03%	10,555,616	125,504	4.76%
Available-for-sale investment securities	3,048,166	47,287	6.21%	2,519,826	37,389	5.94%
Trading securities	142,452	2,946	8.27%	138,660	2,648	7.64%
Cash and cash equivalents(8)	1,260,684	13,421	4.27%	1,549,180	15,899	4.16%
Stock borrow and other	493,981	8,795	7.14%	530,629	7,730	5.91%

Total average interest-earning assets	$44,063,596	$646,712	5.87%	$41,342,560	$575,344	5.56%

Average interest-bearing liabilities:
Retail deposits	$19,848,322	$115,062	2.33%	$18,120,089	$90,505	2.03%
Brokered certificates of deposit	577,068	6,696	4.65%	420,600	4,113	3.97%
Free credits(9)	6,416,136	16,957	1.06%	6,759,733	16,373	0.98%
Repurchase agreements and other borrowings	10,580,283	129,103	4.83%	9,855,018	111,520	4.53%
FHLB advances	2,842,198	32,207	4.48%	3,054,111	32,539	4.26%
Stock loan and other	1,133,694	8,487	3.00%	669,753	4,197	2.54%

Total average interest-bearing liabilities	$41,397,701	$308,512	2.96%	$38,879,304	$259,247	2.70%

Enterprise net interest income/spread(4)		$338,200	2.91%		$316,097	2.86%

	Three Months Ended June 30, 2005
	Average Balance	Interest Inc./Exp.	Average Yield/Cost
Average interest-earning assets:	(Dollars in thousands)
Loans, net(7)	$14,289,236	$183,999	5.15%
Margin receivables	2,169,299	32,800	6.06%
Mortgage-backed and related available-for-sale securities	9,449,551	98,855	4.18%
Available-for-sale investment securities	3,328,278	42,835	5.15%
Trading securities	215,438	2,328	4.32%
Cash and cash equivalents(8)	2,128,841	15,866	2.99%
Stock borrow and other	495,314	5,281	4.28%

Total average interest-earning assets	$32,075,957	$381,964	4.77%

Average interest-bearing liabilities:
Retail deposits	$12,248,939	$49,629	1.63%
Brokered certificates of deposit	456,724	3,782	3.32%
Free credits(9)	3,704,143	5,075	0.55%
Repurchase agreements and other borrowings	10,409,126	87,507	3.36%
FHLB advances	3,001,297	27,500	3.62%
Stock loan and other	505,064	1,660	1.32%

Total average interest-bearing liabilities	$30,325,293	$175,153	2.32%

Enterprise net interest income/spread(4)		$206,811	2.45%

Reconciliation from Enterprise Net Interest Income to Net Interest Income

	Three Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005
	(Dollars in thousands)
Enterprise Net Interest Income	$338,200	$316,097	$206,811
Taxable equivalent adjustment(10)	(4,306)	(3,392)	(2,672)
Stock conduit, net(11)	132	262	311
Customer cash held by third parties(12)	10,576	11,822	3,659

Net Interest Income	$344,602	$324,789	$208,109

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes free cash, EBITDA, interest coverage, EPS excluding acquisition-related integration expenses, enterprise net interest income and enterprise interest-earning assets are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Free Cash

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves plus excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

EBITDA

EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

Interest Coverage

Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

EPS Excluding Acquisition-Related Integration Expenses

EPS excluding acquisition-related integration expenses represents net income plus acquisition-related integration expenses, net of tax divided by diluted shares. Management believes that excluding charges associated with the integration of our acquisitions from EPS provides a useful measure to assess the operating performance of the Company.

Enterprise Net Interest Income

Enterprise Net Interest Income is taxable equivalent basis net interest income excluding corporate interest income and interest expense, stock conduit interest income and expense and interest earned on customer cash held by third parties. Management believes this non-GAAP measure is useful to analysts and investors as it is a measure of the net interest income generated by our core operations.

Enterprise Interest-Earning Assets

Enterprise interest-earning assets are average interest-bearing assets determined based on the definition of enterprise net interest spread, which excludes corporate interest-earning assets and stock conduit assets. Management believes this metric is an indicator of the Company’s ability to grow net interest income by increasing the size of the balance sheet.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1) EPS excluding acquisition-related integration expenses is a non-GAAP financial measure per applicable SEC regulations. The $0.01 per share was calculated as acquisition-related integration expenses of $5 million after tax divided by 439,460,000 diluted shares.

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2006

(2) Operating margin is the percentage of every dollar of revenue that goes to net income before other income (expense), income taxes, minority interest and discontinued operations. The percentage is calculated by dividing our income before other income (expense), income taxes, minority interest and discontinued operations by our total net revenue.

(3) Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and order flow rebates.

(4) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and cash held by third parties.

(5) Amounts and percentages may not calculate due to rounding.

(6) Q2-06 estimate.

(7) Excludes loans to customers on margin.

(8) Includes segregated cash balances.

(9) Free credits are balances held in customer accounts arising from deposits of funds and sales of securities.

(10) Gross-up for tax-exempt securities.

(11) Net interest income earned on average stock conduit assets of $0.4 billion, $0.8 billion and $0.7 billion for the quarters ended June 30, 2006, March 31, 2006 and June 30, 2005, respectively.

(12) Includes interest earned on customer assets of $3.4 billion, $3.6 billion and $1.6 billion for the quarters ended June 30, 2006, March 31, 2006 and June 30, 2005, respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated broker-dealers.